UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2017

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events.

On April 21, 2017, Patterson-UTI Energy, Inc. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion of the Company’s merger (the “SSE merger”) with Seventy Seven Energy Inc. (“SSE”).  This Current Report on Form 8-K is being filed to provide (i) unaudited consolidated financial statements of SSE as of and for the three months ended March 31, 2017 and (ii) an unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017, giving effect to the SSE merger as if it had occurred on January 1, 2017.  The Company is filing this financial information in order to comply with certain financial statement requirements that will be applicable upon the filing by the Company of a registration statement under the Securities Act of 1933 prior to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2018, including the registration statement with respect to the Company’s 3.95% Senior Notes due 2028 (the “Notes”) required by the Registration Rights Agreement, dated January 19, 2018, among the Company, the guarantors of the Notes, and Goldman, Sachs & Co. LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

The unaudited consolidated financial statements of SSE as of and for the three months ended March 31, 2017, together with the notes thereto, are attached hereto as Exhibit 99.1.

(b)     Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of Patterson-UTI for the year ended December 31, 2017, together with the notes thereto, is attached hereto as Exhibit 99.2.

99.1	The unaudited consolidated financial statements of SSE as of and for the three months ended March 31, 2017.

99.2	The unaudited pro forma condensed combined statement of operations of Patterson-UTI for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

March 19, 2018	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer